John Hancock Funds
                                     New York
                                     Tax-Free
                                   Income Fund

                                  ANNUAL REPORT

                                 August 31, 1996



TRUSTEES

Edward J. Boudreau, Jr.
Dennis S. Aronowitz*
Richard P. Chapman, Jr.*
William J. Cosgrove*
Douglas M. Costle*
Leland O. Erdahl*
Richard A. Farrell*
Gail D. Fosler*
William F. Glavin*
Anne C. Hodsdon
Dr. John A. Moore*
Patti McGill Peterson*
John W. Pratt*
Richard S. Scipione
Edward Spellman*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
89 South Street
Boston, Massachusetts 02111

TRANSFER AGENT

John Hancock Investor Services Corporation
P.O. Box 9116
Boston, Massachusetts 02205-9116

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr
60 State Street
Boston, Massachusetts 02109

INDEPENDENT AUDITORS

Price Waterhouse LLP
160 Federal Street
Boston, Massachusetts 02110

A 1 1/4" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph

CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Since late 1994, prospectus simplification has been a major topic in the mutual fund industry. At that time, Securities and Exchange Commission Chairman Arthur Levitt called on fund companies to make their prospectuses more user-friendly. He noted that prospectuses are often overloaded with technical detail and are hard for most investors to understand. Many industry observers agreed, and rightly so.

So it is my pleasure to let you know that after being under development for a year, John Hancock Funds has introduced new simplified and consolidated prospectuses. The prospectuses feature shorter, clearer language with a streamlined design, and they incorporate several funds with similar investment objectives into one document. They cover our income, growth, growth and income, tax-free income, international/global and money market funds. We are gratified at the favorable reviews that our new prospectuses have received from shareholders, financial advisers, industry analysts and the press. We believe they are a bold but sensible step forward. And while they are easier to read, they still comply with all federal and state guidelines.

We have taken the initiative to create a prospectus that dramatically departs from the norm. Among its most innovative features is a two-page spread highlighting each fund's goals and investment strategy, the types of securities it buys, its portfolio management and risk factors, all in plainer language. Fund expenses and financial highlights are now found here, too, as is a new bar chart that shows year-to-year volatility for each fund. Other features include a better presentation of fund services, a new glossary of investment risks and a discussion about how funds are organized, including a diagram showing the connection of the various players that provide services to your Hancock fund(s).

We believe we have made a significant advancement in the drive toward better mutual fund prospectuses. We hope you will agree because in the end, we did it for you, our shareholders.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY FRANK LUCIBELLA, CFA, PORTFOLIO MANAGER

John Hancock
New York Tax-Free
Income Fund

Signs of economic strength roil bonds in 1996;
munis outperform in last six months

Effective July 1, 1996, John Hancock Tax-Exempt Series Fund's name changed to John Hancock New York Tax-Free Income Fund and John
Hancock Massachusetts Tax-Free Income Fund. What follows is the report for the New York Tax-Free Income Fund.

Municipal bonds turned in a good performance over the last 12 months considering the see-saw environment for bonds during that time. At the beginning of the Fund's fiscal year in September 1995, the bond market was in the midst of a strong rally due to slow economic growth, mild inflation and falling interest rates. While municipals performed well during that time, they lagged their taxable brethren somewhat.
But starting in early 1996, bond prices pulled back and yields rose as signs emerged of an economy growing faster than had been expected. That sparked fears of inflation, a bondholder's nemesis because of its corrosive effect on a bond's income stream.

A 2 1/4" x 3 1/2" photo of the Fund management team. Caption reads: "New York Tax-Free Income Fund management team members: (l-r) Tom Goggins, Frank Lucibella, Dianne Sales-Singer".

During this time period, the relative value of muni bonds was somewhat volatile. Early in 1996, concerns about fundamental changes in the U.S.Tax Code weighed on the muni market, causing them to underperform. But as supply dwindled, investors began to again recognize the value of tax-free income. As a result, the last few months saw munis reverse course, and they dramatically outperformed their taxable counterparts.



Pie chart with the heading "Portfolio Diversification" at top of left hand column. The chart is divided into 9 sections. Going from top left to right; Cash 1%; General Obligation 10%; Industrial Development 10%; Education 14%; Health 16%; Housing 13%; Other 17%; Transportation 10%; Water & Sewer 9%. A footnote below states "As a percentage of net assets on August 31, 1996."

Performance and strategy review

For the year ending August 31, 1996, the Fund posted a total return of 5.21% at net asset value, which was better than the average New York municipal bond fund's 4.47% return for the same period, according to Lipper Analytical Services.1 Please see pages six and seven for longer-term performance information. We attribute the Fund's outperformance to how we managed the Fund's duration. Duration measures how sensitive a bond's price -- and therefore the Fund's share price -- is to changes in interest rates. The longer the duration, the more a bond's price will rise when interest rates fall and fall when rates rise. At the beginning of the period, the Fund's duration was a fairly long 8.3 years, where we kept it as the market rode up and interest rates fell through January. At that point, just as the economy showed signs of perking up, we became more defensive, and shortened duration at one point to an average
7.4 years. That served us well as rates rose and then stayed in a tight range. By the end of August, the Fund's duration was still a bit shorter than average at 7.9 years. We'll stay in this range until we have some clearer idea of where the economy is headed.

Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right column is "Recent performance ... and what's behind the numbers". The first listing is Islip Community Development Agency followed by an up arrow and the phrase "Attractive yield". The second listing is New York Dormitory Authority followed by an up arrow and the phrase "Good credit". The third listing is Long Island Lighting Company followed by a down arrow and the phrase "Restructuring concerns". A footnote below states "See 'Schedule of Investments'. Investment holdings are subject to change".



Port Authority in, LILCO out

Several of the Fund's stronger performers were bonds we bought within the last six months. One was Islip Community Development Agency bonds for the New York Institute of Technology to allow the college to consolidate campuses and restructure debt. In addition to their good yield, these bonds allow us to take part in the college's restructuring and in an improving credit. We also bought bonds issued by the Port Authority of New York and New Jersey for a joint venture that runs a natural gas-fired electric generating facility and also provides energy and electrical services to JFK International Airport. The bonds carry a favorable rate structure and ample revenue security, including a guarantee from the joint-venture operator.

We bought the Port Authority bonds with the proceeds from the sale of our Long Island Lighting Company (LILCO) bonds. While this electric utility company had been a good source of income for the Fund, its long-pending buyout remains stalled, and uncertainty about its prospects caused us to re-evaluate our position. In comparison, the Port Authority bonds represented an opportunity to own an equivalent coupon, yield, maturity and rating, without having the uncertainty that surrounded the LILCO bonds. With no concrete plans emerging around a LILCO buyout and a certain amount of doubt that it would occur at all, we didn't want to run the risk that the bonds' prices would fall if no deal came through. On a risk-return basis, the Port Authority bonds made more sense, so we made the swap.



Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended August 31, 1996." The chart is scaled in increments of 5% from bottom to top, with 10% at the top and 0% at the bottom. Within the chart there are two solid bars. the first represents the 5.21% total return for John Hancock New York Tax-Free Income Fund. The second represents the 4.47% total return for the average New York municipal bond fund. A footnote below states "The total return for John Hancock New York Tax-Free Income Fund is at net asset value with all distributions reinvested. The total return for the average New York municipal bond fund is tracked by Lipper Analytical Services.(1) See following two pages for historical performance information."

City and state

Our New York City bond holdings, which represent another 4% of the Fund's net assets, also continued to perform well. The city's job growth was strong over the last six months, an important element in maintaining a favorable credit rating.

As for New York State, we remain encouraged by the state's efforts to improve its financial condition. While we do not believe a credit upgrade is imminent, it could happen in the near future if the state makes more progress. For now, New York remains a stable credit, with all state appropriated debt holding its own in the market. In fact, our state agency bonds rated BBB, the lowest of the investment-grade bonds, such as the Urban Development Corporation and State and City universities, performed well throughout the fiscal year.

A look ahead

In our view, election year politics will play a big role in framing the shape of the bond markets in the near term. Efforts by President Clinton to portray the economy in its best light could lead to signs of more strength this fall, which could cause some concern for a bond market already worried about the possibility of inflation. The municipal market, which finally overcame its flat-tax fears, could be temporarily sidetracked by fears of a Dole/Kemp tax cut that could deepen the federal budget deficit. For the moment the market is discounting that possibility. But depending on the outcome of the election, the municipal market could be in for some short-term turmoil. From a fundamental standpoint, however, we remain optimistic about municipal bonds. The overall supply of municipal bonds continues to decrease, while demand remains healthy and constant. In that environment, municipals remain attractive.

--------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

1Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock New York Tax-Free
Income Fund. Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 4.5% for Fund shares. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please note that a portion of the Fund's income may be distributed to shareholders as taxable income, and some investors may be subject to the Alternative Minimum Tax.
Also note that capital gains are taxable when distributed to shareholders.

CUMULATIVE TOTAL RETURNS

For the period ended June 30, 1996
                                ONE         FIVE       LIFE OF
                               YEAR        YEARS        FUND
                            ----------   ---------   -----------
John Hancock New York
Tax-Free Income Fund           1.59%       39.42%      95.78%(1)


AVERAGE ANNUAL TOTAL RETURNS

For the period ended June 30, 1996
                                ONE         FIVE       LIFE OF
                               YEAR        YEARS        FUND
                            ----------   ---------   -----------
John Hancock New York
Tax-Free Income Fund (2)       1.59%        6.87%       7.93%(1)


YIELDS

As of August 31, 1996
                                      SEC 30-DAY
                                        YIELD
                                      ----------
John Hancock New York
Tax-Free Income Fund                    4.94%

Notes to Performance

(1) Operations commenced on September 13, 1987.

(2) The Advisor has voluntarily waived a portion of the management fee and reduced a portion of the custodian fees during the period. Without the waiver of expenses, the average annual total returns for the one-year, five-year, and since inception periods would have been 1.14%, 6.17%, and 6.84%, respectively.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The chart on the right shows how much a $10,000 investment in John Hancock New York Tax-Free Income Fund would be worth on August 31, 1996, assuming you invested on the day shares started and have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Municipal Bond Index -- an unmanaged index that includes approximately 15,000 bonds and is commonly used as a measure of bond performance. Please remember that a portion of the distributions for this Fund may be taxable, and some investors may be subject to the alternative minimum tax.


New York Tax-Free Income Fund

Line chart with the heading New York Tax-Free Income Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Lehman Brothers Municipal Bond Index and is equal to $20,966 as of August 31, 1996. The second line represents the value of the hypothetical $10,000 investment made in the New York Tax-Free Income Fund on September 13, 1987, before sales charge, and is equal to $20,694 as of August 31, 1996. The third line represents the New York Tax-Free Income Fund after sales charge and is equal to $19,765 as of August 31, 1996.




The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on August 31, 1996. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
August 31, 1996
----------------------------------------------------------------------------
Assets:
Investments at value - Note C:
Tax-exempt long-term bonds
(cost - $52,706,595)                                             $54,674,401
                                                                 -----------
Cash                                                                 500,480
Receivable for investments sold                                      250,954
Receivable for shares sold                                            47,186
Interest receivable                                                  757,877
Receivable for futures variation margin -- Note A                     17,031
Segregated assets for financial futures contracts                     47,000
Other assets                                                           2,044
                                                                 -----------
                                                                  56,296,973
                                                                 -----------
Liabilities:
Dividend payable                                                       8,447
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                               22,152
Accounts payable and accrued expenses                                 37,623
                                                                 -----------
                                                                      68,222
                                                                 -----------
Net Assets:
Capital paid-in                                                   54,779,835
Accumulated net realized loss on investments and
financial futures contracts                                         (572,855)
Net unrealized appreciation of investments and
financial futures contracts                                        2,006,351
Undistributed net investment income                                   15,420
                                                                 -----------
                                                                 $56,228,751
                                                                 -----------
Net Asset Value Per Share:
(Based on 4,753,390 shares of beneficial
interest outstanding - unlimited number of shares
authorized with no par value)                                         $11.83
============================================================================

Maximum Offering Price  Per Share*
(11.83 x 104.71%)                                                     $12.39
============================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to financial statements.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended August 31, 1996
----------------------------------------------------------------------------
Investment Income:
Interest                                                          $3,519,678
                                                                 -----------
Expenses:
Investment management fee - Note B                                   282,847
Distribution/service fee - Note B                                    169,708
Transfer agent fee - Note B                                           57,521
Custodian fee                                                         55,748
Printing                                                              27,880
Auditing fee                                                          21,030
Legal fees                                                             9,443
Financial services fee - Note B                                        7,059
Registration and filing fees                                           6,320
Trustees' fees                                                         5,154
Miscellaneous                                                          3,989
                                                                 -----------
Less Management Fee
Reduction -- Note B                                                 (234,770)
----------------------------------------------------------------------------
Total Expenses                                                       411,929
----------------------------------------------------------------------------
Less Expense
Reductions -- Note B                                                 (16,231)
----------------------------------------------------------------------------
Net Expenses                                                         395,698
----------------------------------------------------------------------------
Net Investment Income                                              3,123,980
----------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments and
Financial Futures Contracts:
Net realized loss on investments sold                                (58,421)
Net realized loss on financial futures contracts                    (142,311)
Change in net unrealized appreciation/depreciation
of investments                                                       (79,341)
Change in net unrealized appreciation/depreciation
of financial futures contracts                                        38,344
                                                                 -----------
Net Realized and Unrealized
Loss on Investments and
Financial Futures
Contracts                                                           (241,729)
----------------------------------------------------------------------------
Net Increase in Net Assets
Resulting from
Operations                                                        $2,882,251
============================================================================

See notes to financial statements.





Statement of Changes in Net Assets

                                                                                      YEAR ENDED AUGUST 31,
                                                                                  ----------------------------
                                                                                     1995             1996
                                                                                  -----------      -----------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                              $3,068,658       $3,123,980
Net realized loss on investments sold and
financial futures contracts                                                          (238,444)        (200,732)
Change in net unrealized appreciation/
depreciation of investments and financial
futures contracts                                                                     869,661          (40,997)
                                                                                  -----------      -----------
Net Increase in Net Assets Resulting
from Operations                                                                     3,699,875        2,882,251
                                                                                  -----------      -----------
Distributions to Shareholders:
Dividends from net investment income
($0.6533 and $0.6609 per share,
respectively)                                                                      (3,068,658)      (3,123,980)
                                                                                  -----------      -----------
From Fund Share Transactions*:                                                       (568,548)         717,513
                                                                                  -----------      -----------
Net Assets:
Beginning of period                                                                55,690,298       55,752,967
                                                                                  -----------      -----------
End of period (including undistributed
net investment income of $8,092, and $15,420,
respectively)                                                                     $55,752,967      $56,228,751
                                                                                  ===========      ===========

* Analysis of Fund Share Transactions:
                                                                    YEAR ENDED AUGUST 31,
                                                   -----------------------------------------------------------
                                                               1995                           1996
                                                   --------------------------     ----------------------------
                                                     SHARES          AMOUNT          SHARES           AMOUNT
                                                   -----------    -----------     -----------      -----------
Shares sold                                            628,844     $7,226,005         555,889       $6,667,694
Shares issued to shareholders in
reinvestment of distributions                          205,702      2,366,589         188,248        2,255,924
                                                   -----------    -----------     -----------      -----------
                                                       834,546      9,592,594         744,137        8,923,618
Less shares repurchased                               (889,508)   (10,161,142)       (685,056)      (8,206,105)
                                                   -----------    -----------     -----------      -----------
Net increase (decrease)                                (54,962)     ($568,548)         59,081         $717,513
                                                   ===========    ===========     ===========      ===========

The Statement of Changes in Net Assets shows how the value of net assets of the Fund has changed since the end of the previous period. The difference reflects net investment income, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnotes illustrate the number of Fund shares sold, reinvested and redeemed during the last two periods, along with the per share amount of distributions made to shareholders of the Fund for the period indicated.

See notes to financial statements.





Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

                                                                                      YEAR ENDED AUGUST 31,
                                                                  -------------------------------------------------
                                                                      1992     1993      1994      1995      1996
                                                                    -------   -------   -------   -------   -------
Per Share Operating Performance
Net Asset Value, Beginning of Period                                 $11.29    $11.90    $12.63    $11.73    $11.88
                                                                    -------   -------   -------   -------   -------
Net Investment Income                                                  0.72      0.68      0.64      0.65      0.66
Net Realized and Unrealized Gain (Loss) on Investments
and Financial Futures Contracts                                        0.63      0.87     (0.77)     0.15     (0.05)
                                                                    -------   -------   -------   -------   -------
Total from Investment Operations                                       1.35      1.55     (0.13)     0.80      0.61
                                                                    -------   -------   -------   -------   -------
Less Distributions:
Dividends from Net Investment Income                                  (0.72)    (0.68)    (0.64)    (0.65)    (0.66)
Distributions from Net Realized Gain on Investments Sold              (0.02)    (0.14)    (0.13)       --        --
                                                                    -------   -------   -------   -------   -------
Total Distributions                                                   (0.74)    (0.82)    (0.77)    (0.65)    (0.66)
                                                                    -------   -------   -------   -------   -------
Net Asset Value, End of Period                                       $11.90    $12.63    $11.73    $11.88    $11.83
                                                                    =======   =======   =======   =======   =======

Total Investment Return at Net Asset Value (2)                        12.17%    13.70%    (1.05%)    7.19%     5.21%
Total Adjusted Investment Return and Net Asset Value (2)(3)           11.09%    12.83%    (1.58%)    6.74%     4.77%

Ratios and Supplemental Data
Net Assets, End of Period (000's omitted)                           $33,806   $52,444   $55,690   $55,753   $56,229
Ratio of Expenses to Average Net Assets                                0.60%     0.67%     0.70%     0.70%     0.73%(4)
Ratio of Adjusted Expenses to Average Net Assets (1)                   1.68%     1.54%     1.23%     1.15%     1.14%
Ratio of Net Investment Income to Average Net Assets                   6.22%     5.63%     5.28%     5.67%     5.51%
Ratio of Adjusted Net Investment Income to Average Net Assets (1)      5.14%     4.76%     4.75%     5.22%     5.07%
Portfolio Turnover Rate                                                  48%       56%       23%       70%       76%
Expense and Fee Reduction Per Share                                   $0.13     $0.11     $0.06     $0.05     $0.05

(1) Unreimbursed, without fee reduction.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the period.
(4) For the year ended August 31, 1996, the Ratio of Expenses to Average Net Assets for the fund excludes the effect of balance credits described in Note B. If these expense reductions were included, the Ratio of Expenses to Average Net
    Assets would be 0.70%.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





Schedule of Investments
August 31, 1996
----------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the New York Tax-Free Income Fund on
August 31, 1996. The schedule consists of one main category: tax-exempt long term bonds. The tax-exempt bonds are further broken down by state. Under each state is a list of the securities owned by the Fund.

                                                                          PAR VALUE                  YIELD
                                               INTEREST   MATURITY    S&P    (000'S       MARKET        AT
STATE, ISSUER, DESCRIPTION                         RATE       DATE RATING   OMITTED)       VALUE    MARKET+
--------------------------------------------   --------   --------   ---- ---------   ----------   -------
TAX-EXEMPT LONG-TERM BONDS
New York (88.17%)
Albany, County of,
Ref Ser 1993                                      5.000%   10/01/12  AAA       $600     $560,916      5.35%
Dutchess County Resource Recovery Agency,
Solid Waste Mgmt Sys Rev Ser 1990 A               7.500    01/01/09  AAA        250      272,073      6.89
Islip Community Development Agency,
Dev Rev NY Institute of Technology Proj           7.500    03/01/26  BB-*     1,500    1,502,970      7.49
Metropolitan Transportation Auth,
Commuter Facil 1987 Serv Contract Ser 3           7.375    07/01/08  BBB      1,000    1,122,720      6.57
Commuter Facil 1992 Serv Contract Ser N           7.125    07/01/09  BBB      1,000    1,080,580      6.59
Transit Facil Rev Ser J                           6.500    07/01/18  AAA      1,000    1,066,810      6.09
New York City Housing Development Corp,
Multi-Family Mtg Rev FHA Ins Mtg Ln 1993 Ser A    6.550    10/01/15  AAA      1,000    1,033,710      6.34
New York City Industrial Development Agency,
Solid Waste Disposal Rev 1995 Visy Paper
NY Inc Proj                                       7.950    01/01/28  BB*      1,000    1,046,400      7.60
Spec Facil Rev 1990 American
Airlines Inc Proj                                 8.000    07/01/20  BB+        400      422,292      7.58
New York City Municipal Water
Finance Auth,
Wtr & Swr Sys Rev Ser 1992 A                      5.500    06/15/20  A-       1,000      914,570      6.01
Wtr & Swr Sys Rev Ser 1996                        6.250    06/15/20  A-       1,000    1,014,780      6.16
New York Local Government
Assistance Corp,
Ser 1991 A Pub Benefit Corp                       7.250    04/01/18  AAA      1,000    1,125,470      6.44
Ser 1992 A Pub Benefit Corp                       6.875    04/01/19  A        2,000    2,190,520      6.28
Ser 1993 E Pub Benefit Corp                       5.250    04/01/16  A          500      466,370      5.63
New York State Dormitory
Auth,
City Univ Rev Iss Ser U                           6.375    07/01/08  BBB        500      512,790      6.22
City Univ Sys Consol Rev Ser
1990A                                             7.625    07/01/20  BBB        485      545,625      6.78
Cornell Univ Rev Ser 1996                         5.400    07/01/14  AA       1,000      972,920      5.55
Court Facil Lease Rev Ser 1993A                   5.375    05/15/16  BBB+     1,500    1,338,255      6.02
Genessee Valley Presbyterian
Nursing Center FHA-Ins
Mtg Rev Ser 1992B                                 6.850    08/01/16  AA         250      267,158      6.41
KMH Homes Inc FHA-Ins Mtg Rev
Ser 1991                                          6.950    08/01/31  AA       1,200    1,272,060      6.56
Manhattanville College Ins Rev
Ser 1990                                          7.500    07/01/22  AAA        305      341,795      6.69
Nyack Hosp Rev Ser 1996                           6.250    07/01/13  Baa*       500      488,915      6.39
State Univ Ed Facil Rev Ser
1990A                                             7.700    05/15/12  Aa*        300      337,290      6.85
State Univ Ed Facil Rev Ser
1993A                                             5.500    05/15/19  A*       1,000      918,630      5.99
United Hlth Serv Inc FHA-Ins Mtg
Rev Ser 1989                                      7.350    08/01/29  AAA        200      214,506      6.85
Univ of Rochester Rev Ser 1987                    6.500    07/01/09  A+         625      645,256      6.30%
Upstate Community Colleges 1988A
Iss                                               7.750    07/01/18  Baa1*      300      323,721      7.18
Vassar College Rev Ser 1990                       7.250    07/01/15  AAA        250      277,982      6.52
New York State Energy Research
and Development Auth,
Elec Facil Rev Ser 1986 A Consol
Edison Co of NY Inc Proj                          7.500    11/15/21  A+         200      204,934      7.32
Elec Facil Rev Ser 1989 A Consol
Edison Co of NY Inc Proj                          7.750    01/01/24  A+         200      209,798      7.39
Elec Facil Rev Ser 1989 B Consol
Edison Co of NY Inc Proj                          7.375    07/01/24  A+         200      210,024      7.02
Elec Facil Rev Ser 1990 A Consol
Edison Co of NY Inc Proj                          7.500    07/01/25  A+         260      278,122      7.01
Elec Facil Rev Ser 1991 A Consol
Edison Co of NY Inc Proj                          7.500    01/01/26  A+         420      451,332      6.98
New York State Environmental Facilities
Corp,
State Wtr Poll Control Revolving Fund
Rev Ser 1990 A                                    7.500    06/15/12  A          630      694,052      6.81
State Wtr Poll Control Revolving Fund
Rev Ser 1991 E                                    6.875    06/15/10  A          400      436,000      6.31
New York State Housing Finance Agency,
Ins Multi-Family Mtg Hsg 1992 Ser C               6.450    08/15/14  AAA        500      514,055      6.27
Ins Multi-Family Mtg Hsg 1994 Ser B               6.250    08/15/14  AAA        750      765,008      6.13
Ins Multi-Family Mtg Hsg 1994 Ser C               6.450    08/15/14  Aa*      1,000    1,029,910      6.26
New York State Medical Care Facilities
Finance Auth,
Hosp & Nursing Home FHA-Ins Mtg Rev
1988 Ser C                                        7.700    02/15/22  AAA        450      487,287      7.11
Hosp & Nursing Home Ins Mtg Rev 1992
Ser B                                             6.950    02/15/32  AA       1,000    1,063,820      6.53
Mental Hlth Serv Facil Imp Rev 1990
Ser B Preref                                      7.875    08/15/20  AAA        150      170,387      6.93
Mental Hlth Serv Facil Imp Rev 1990
Ser B Unref Bal                                   7.875    08/15/20  BBB+        90      100,459      7.06
Mental Hlth Serv Facil Imp Rev 1991
Ser A Preref                                      7.750    08/15/11  AAA        165      188,382      6.79
Mental Hlth Serv Facil Imp Rev 1991
Ser A Unref Bal                                   7.750    08/15/11  BBB+        60       66,869      6.95
Mental Hlth Serv Facil Imp Rev 1991
Ser B                                             7.625    08/15/17  BBB+       245      272,305      6.86
Mental Hlth Serv Facil Imp Rev 1991
Ser C Preref                                      7.300    02/15/21  AAA        300      340,041      6.44
Mental Hlth Serv Facil Imp Rev 1991
Ser C Unref Bal                                   7.300    02/15/21  BBB+       100      108,744      6.71
Mental Hlth Serv Facil Imp Rev 1993
Ser F                                             5.375    02/15/14  AAA      1,000      945,310      5.69
Mental Hlth Serv Facil Imp Rev 1994
Ser E                                             6.250    08/15/19  AAA      1,500    1,541,340      6.08
Sec Hosp Rev 1991 Ser A                           7.350    08/15/11  BBB        250      267,255      6.88
New York State Mortgage Agency,
Homeowner Mtg Rev Ser 27                          6.900    04/01/15  Aa*      1,175    1,234,960      6.56
Homeowner Mtg Rev Ser 28                          7.050    10/01/23  Aa*        500      521,385      6.76
Homeowner Mtg Rev Ser 53                          5.900    10/01/17  Aa*        500      488,770      6.04
Homeowner Mtg Rev Ser 57                          6.300    10/01/17  Aa*        500      504,095      6.25
Homeowner Mtg Rev Ser BB-2                        7.950    10/01/15  Aa*        230      239,975      7.62
Homeowner Mtg Rev Ser EE-4                        7.800    10/01/13  Aa*        300      319,059      7.33
Homeowner Mtg Rev Ser JJ                          7.500    10/01/17  Aa*        330      347,417      7.12
Homeowner Mtg Rev Ser VV                          7.375    10/01/11  Aa*        195      206,636      6.96
New York State Power Auth,
Gen Purpose Ser W                                 6.500    01/01/08  AA-        250      274,402      5.92
Gen Purpose Ser Y                                 6.500    01/01/11  AA-        250      264,550      6.14
Gen Purpose Ser Y                                 6.750    01/01/18  AA-        250      268,850      6.28
New York State Thruway Auth,
Local Highway & Bridge Serv
Contract
Ser 1991                                          7.250    01/01/10  BBB        300      334,824      6.50
New York State Urban Development
Corp,
Rev Correctional Facil Ser 1993                   5.500    01/01/15  A*       2,500    2,274,000      6.05
Rev Ser 1990 Onondaga County Convention
Center Proj                                       7.875    01/01/20  BBB        250      285,935      6.89
New York, City of,
GO Fiscal 1991 Ser B                              8.250    06/01/07  A-*        200      232,742      7.09
GO Fiscal 1991 Ser D                              8.000    08/01/04  A-*        250      277,532      7.21
GO Fiscal 1991 Ser F                              8.200    11/15/03  A-*        250      280,950      7.30
GO Fiscal 1992 Ser A                              7.750    08/15/12  A-*        250      275,720      7.03
GO Fiscal 1992 Ser B                              7.000    10/01/13  A-*        500      522,195      6.70
GO Fiscal 1992 Ser C Subseries C-1                7.500    08/01/21  A-*        250      275,410      6.81
GO Fiscal 1992 Ser H                              7.000    02/01/22  A-*        620      642,029      6.76
GO Fiscal 1996 Ser G                              5.750    02/01/17  A-*      1,000      917,920      6.26
New York, State of,
GO Environmental Quality Fiscal 1994              6.500    12/01/14  A-       1,000    1,065,360      6.10
North Country Development Auth,
Solid Waste Mgt Sys Rev Preref Ser
1992 A                                            6.750    07/01/12  Baa*       265      285,583      6.26
Solid Waste Mgt Sys Rev Unref Bal
Ser 1992 A                                        6.750    07/01/12  Baa*       225      231,239      6.57
Onondaga County Industrial Development
Agency,
Civic Facil Rev 1993 Ser B Community
Gen Hosp of
Greater Syracuse Proj                             6.625    01/01/18  BBB      1,000      992,890      6.67
Port Auth of New York and New Jersey,
Spec Proj Ser 4 KIAC Partners Proj                6.750    10/01/19  BBB*     2,500    2,488,225      6.78
Triborough Bridge and Tunnel Auth,
Gen Purpose Rev                                    Zero    01/01/21  AAA      1,500      361,785      5.93
Spec Oblig Ref Ser 1991B                          6.875    01/01/15  A-         500      540,095      6.36
                                                                                     -----------
                                                                                      49,577,051
                                                                                     -----------
Puerto Rico (9.07%)
Puerto Rico Aqueduct and Sewer Auth,
Ref Pars & Inflos Ser 1995 Gtd by
the Commonwealth of
Puerto Rico                                      8.220#    07/01/11  AAA      2,000    2,167,500      7.58
Puerto Rico Electric Power Auth,
Rev Ref Ser U                                     6.000    07/01/14  BBB+       250      248,353      6.04
Puerto Rico Highway and
Transportation Auth,
Highway Rev Ref Ser X                             5.500    07/01/15  A        1,000      961,380      5.72
Puerto Rico Public Building Auth,
Rev Gtd Govt Facil Ser A                          6.250    07/01/12  AAA      1,110    1,197,157      5.79
Puerto Rico, Commonwealth of,
GO Pub Imp Unltd Ref Ser 1994                     6.400    07/01/11  A          500      522,960      6.12
                                                                                     -----------
                                                                                       5,097,350
                                                                                     -----------
             TOTAL TAX-EXEMPT LONG-TERM BONDS
                           (Cost $52,706,595)                               (97.24%) $54,674,401
                                                                            =======  ===========

*  Credit ratings are rated by Moody's Investors Services, Fitch or John Hancock Advisers, Inc. where
   Standard & Poors ratings are not available.
** Credit ratings are unaudited.
+  The yield is not calculated in accordance with guidelines established by the U.S. Securities Exchange
   Commission and is unaudited.  Zero coupon yields are at yield to maturity.
#  Represents rate in effect on August 31, 1996.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





Portfolio Concentration
August 31, 1996 (Unaudited)
-----------------------------------------------------------------------------------------
The New York Tax-Free Income Fund invests primarily in securities issued by the state of
New York and its various political subdivisions. The performance of the Fund is closely tied to the economic conditions within the state and the financial condition of the state and its agencies and municipalities. The concentration of investments by states and credit ratings for individual securities held by the Fund are shown in the schedule of investments.
In addition, the concentration of investments can be aggregated by various sector categories.

The table below shows the percentages of the Fund's investments at August 31, 1996 assigned to the various sector categories.

                                                          MARKET VALUE AS A PERCENTAGE OF
SECTOR DISTRIBUTIONS                                                THE FUND'S NET ASSETS
-----------------------------------------------------------------------------------------
General Obligation                                                                   9.91%
Revenue Bonds -- Education                                                          13.73
Revenue Bonds -- Electric Power                                                      1.88
Revenue Bonds -- Health                                                             15.63
Revenue Bonds -- Housing                                                            12.81
Revenue Bonds -- Industrial Development Bond                                        10.36
Revenue Bonds -- Other                                                              13.89
Revenue Bonds -- Transportation                                                      9.73
Revenue Bonds -- Water & Sewer                                                       9.30
                                                                                  -------
     TOTAL TAX-EXEMPT LONG-TERM BONDS                                              97.24%
                                                                                  =======

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

John Hancock Funds - New York Tax-Free Income Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock New York Tax-Free Income Fund (the "Fund") is a diversified open-end management investment company, registered under the Investment Company Act of 1940. The Fund is organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts.
Prior to July 1, 1996 the Fund was known as the John Hancock Tax Exempt Series Fund -- New York Portfolio. The investment objective of the Fund is to provide as high a level of current income exempt from both federal income taxes and New York personal income taxes as is consistent with preservation of capital.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $347,989 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows: August 31, 2003 -
- $77,663 and August 31, 2004 -- $270,326. Additionally, net capital losses of $184,658 attributable to security transactions occurring after October 31, 1995 are treated as arising on the first day (September 1, 1996) of the Fund's next taxable year.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Interest income on investment securities is recorded on the accrual basis. The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. The Fund records dividends from net investment income daily and distributes monthly.

PREMIUM AND DISCOUNT For tax-exempt issues, the Fund amortizes the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or to next call date, if applicable. The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code. The Fund records market discount on bonds purchased after April 30, 1993 at time of disposition.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin", equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange. Subsequent payments, known as "variation margin", to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market", will be recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

At August 31, 1996, open positions in financial futures were as follows:

                                                       UNREALIZED
EXPIRATION    OPEN CONTRACTS            POSITION      APPRECIATION
-----------   ----------------------    --------      ------------
SEPT 96       10 Muni Notes                SHORT         $  12,562
DEC 96        15 U.S. Treasury Bonds       SHORT         $  25,782
                                                         ---------
                                                         $  38,344

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

There were no written option transactions for the period ended
August 31, 1996.

NOTE B --
MANAGEMENT FEE, AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.500% of the first $250,000,000 of the Fund's average daily net asset value,
(b) 0.450% of the next $250,000,000, (c) 0.425% of the next
$500,000,000, (d) 0.400% of the next $250,000,000 and (e) 0.300% of the Fund's average daily net asset value in excess of $1,250,000,000.

In the event normal operating expenses of the Fund exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares, the fee payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000, and 1.5% of the remaining average daily net asset value.

The Adviser has voluntarily agreed to limit the Fund's expenses further to the extent required to prevent expenses from exceeding 0.70% of the Fund's average daily net asset value, exclusive of certain expenses prescribed by state law. Accordingly, for the period ended August 31, 1996, the reduction in the Adviser's fee collectively with any additional amounts not borne by the Fund by virtue of the expense limit amounted to $234,770. This limitation may be discontinued at any time.

The Fund has an agreement with its custodian bank under which $16,231 of custodian fees have been reduced by balance credits applied during the period ended August 31, 1996. If the Fund had not entered into this agreement, the assets not invested, on which these balance credits were earned, could have produced taxable income.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended August 31, 1996, net sales charges received with regard to sales of shares amounted to $222,608. Out of this amount, $25,703 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $49,878 was paid as sales commissions to unrelated broker-dealers and $147,027 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds at an annual rate not to exceed 0.30% of average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. The Fund pays Investor Services a fee based on the number of shareholder accounts and certain out-of-pocket expenses.

On March 5, 1996, the Board of Trustees approved retroactively to
January 1, 1996, an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for 1996 is estimated to be at an annual rate of 0.01875% of the average net assets for each Fund.

Mr. Edward J. Boudreau, Jr., Mr. Richard S. Scipione, and Ms. Anne
C. Hodsdon are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At August 31, 1996 the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $201.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended August 31, 1996, aggregated $42,082,444 and $42,485,180, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended August 31, 1996.

The cost of investments owned at August 31, 1996 for federal income tax purposes was $52,706,595. Gross unrealized appreciation and depreciation of investments aggregated $2,286,534 and $318,728 respectively, resulting in net unrealized appreciation of
$1,967,806

NOTE D --
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended August 31, 1996 the Fund has reclassified amounts to reflect an increase in accumulated net investment income and accumulated net realized loss on investments of $7,328. This represents the cumulative amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of August 31, 1996. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal income tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.



REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of John Hancock New York Tax-Free Income Fund, formerly John Hancock Tax-Exempt Series Fund - New York Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, (except for Moody's and Standard & Poor's ratings and yields at market), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the New York Tax-Free Income Fund (the
"Fund"), formerly John Hancock Tax-Exempt Series Fund -- New York Portfolio, at August 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at August 31, 1996 by correspondence with the custodian and brokers provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts

October 9, 1996

TAX INFORMATION NOTICE (UNAUDITED)

For Federal Income Tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended August 31, 1996.

None of the 1996 income dividends qualify for the corporate dividends received deduction. Shareholders, who are not subject to the alternative minimum tax, received income dividends from the Fund, which are 99.57% tax-exempt. The percentage of income dividends from the Fund subject to the alternative minimum tax is 12.72%.

None of the income dividends were derived from U.S. Treasury Bills. For specific information on exception provisions in your state, consult your local state tax office or your tax adviser.

Shareholders will receive a 1996 U.S. Treasury Department Form 1099-DIV in January, 1997.



SHAREHOLDER MEETING (UNAUDITED)

On June 26, 1996, a special meeting of John Hancock New York Tax-
Free Income Fund, formerly John Hancock Tax-Exempt Series Fund - New York Portfolio (the "Fund") was held.

Specifically, shareholders approved an Amended and Restated
Declaration of Trust. The shareholder votes tallied were 2,410,212 FOR, 28,552 AGAINST and 260,823 ABSTAINING.

The shareholders next approved a new investment management contract between John Hancock Advisers, Inc. and the Fund to conform it to the investment management contracts of other funds in the John Hancock fund complex. The shareholder votes tallied were 2,425,948 FOR, 33,917 AGAINST and 258,575 ABSTAINING.

Next, the shareholders approved an amendment to redesignate as nonfundamental the Fund's investment objective, certain investment policies and certain investment restrictions. The shareholder votes tallied were 7,070,423 FOR, 240,554 AGAINST and 787,783 ABSTAINING.

In addition the shareholders voted to approve an amendment to the Fund's fundamental investment restriction regarding senior securities to allow multiple classes of shares and transactions in options and futures contracts. The shareholder votes tallied were 2,376,070 FOR, 57,953 AGAINST and 265,564 ABSTAINING.

The shareholders also voted to approve amendments to the Fund's fundamental investment restrictions regarding: (i) borrowing, (ii) lending portfolio securities and (iii) transactions in commodities and commodity contracts. The shareholder votes tallied were (i) 2,350,116 FOR, 71,215 AGAINST and 278,255 ABSTAINING, (ii) 2,353,016
FOR, 70,570 AGAINST and 276,001 ABSTAINING and (iii) 2,340,840 FOR, 76,054 AGAINST and 282,693 ABSTAINING.

Lastly, the following trustees were elected to serve until their respective successors shall become duly elected and qualified, with the votes tabulated as indicated:

NAME OF TRUSTEE                FOR          WITHHELD
----------------           -----------   -------------
Dennis S. Arnowitz          2,723,759       90,860
Edward J. Boudreau, Jr.     2,722,824       91,795
Richard P. Chapman, Jr.     2,724,224       90,395
William J. Cosgrove         2,724,224       90,395
Douglas M. Costle           2,721,960       92,659
Leland O. Erdahl            2,723,810       90,809
Richard A. Farrell          2,724,150       90,469
Gail D. Fosler              2,724,549       90,070
William F. Glavin           2,721,960       92,659
Anne C. Hodsdon             2,724,100       90,519
Dr. John A. Moore           2,724,564       90,055
Patti McGill Peterson       2,724,564       90,055
John W. Pratt               2,724,564       90,055
Richard S. Scipione         2,720,079       94,540
Edward J. Spellman          2,724,224       90,395



NOTES

John Hancock Funds - New York Tax-Free Income Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]



NOTES

John Hancock Funds - New York Tax-Free Income Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]



NOTES

John Hancock Funds - New York Tax-Free Income Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]



A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603


Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75


This report is for the information of shareholders of the John Hancock New York Tax-Free Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

A recycled logo in lower left hand corner with caption "Printed on
Recycled Paper."                                        7600A 8/96
                                                             10/96





                               John Hancock Funds
                                  Massachusetts
                                     Tax-Free
                                    Income Fund

                                  ANNUAL REPORT

                                 August 31, 1996



TRUSTEES

Edward J. Boudreau, Jr.
Dennis S. Aronowitz*
Richard P. Chapman, Jr.*
William J. Cosgrove*
Douglas M. Costle*
Leland O. Erdahl*
Richard A. Farrell*
Gail D. Fosler*
William F. Glavin*
Anne C. Hodsdon
Dr. John A. Moore*
Patti McGill Peterson*
John W. Pratt*
Richard S. Scipione
Edward Spellman*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
89 South Street
Boston, Massachusetts 02111

TRANSFER AGENT

John Hancock Investor Services Corporation
P.O. Box 9116
Boston, Massachusetts 02205-9116

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr
60 State Street
Boston, Massachusetts 02109

INDEPENDENT AUDITORS

Price Waterhouse LLP
160 Federal Street
Boston, Massachusetts 02110

A 1 1/4" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.

CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Since late 1994, prospectus simplification has been a major topic in the mutual fund industry. At that time, Securities and Exchange Commission Chairman Arthur Levitt called on fund companies to make their prospectuses more user-friendly. He noted that prospectuses are often overloaded with technical detail and are hard for most investors to understand. Many industry observers agreed, and rightly so.

So it is my pleasure to let you know that after being under development for a year, John Hancock Funds has introduced new simplified and consolidated prospectuses. The prospectuses feature shorter, clearer language with a streamlined design, and they incorporate several funds with similar investment objectives into one document. They cover our income, growth, growth and income, tax-free income, international/global and money market funds. We are gratified at the favorable reviews that our new prospectuses have received from shareholders, financial advisers, industry analysts and the press. We believe they are a bold but sensible step forward. And while they are easier to read, they still comply with all federal and state guidelines.

We have taken the initiative to create a prospectus that dramatically departs from the norm. Among its most innovative features is a two-page spread highlighting each fund's goals and investment strategy, the types of securities it buys, its portfolio management and risk factors, all in plainer language. Fund expenses and financial highlights are now found here, too, as is a new bar chart that shows year-to-year volatility for each fund. Other features include a better presentation of fund services, a new glossary of investment risks and a discussion about how funds are organized, including a diagram showing the connection of the various players that provide services to your Hancock fund(s).

We believe we have made a significant advancement in the drive toward better mutual fund prospectuses. We hope you will agree because in the end, we did it for you, our shareholders.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY DIANNE SALES-SINGER, CFA, PORTFOLIO MANAGER

John Hancock
Massachusetts Tax-Free
Income Fund

Strengthening economy thwarts bonds in 1996;
municipals outperform U.S. Treasuries

Effective July 1, 1996, John Hancock Tax-Exempt Series Fund's name changed to John Hancock Massachusetts Tax-Free Income Fund and John Hancock New York Tax-Free Income Fund. What follows is the report for the Massachusetts Tax-Free Income Fund.

Municipal bonds performed well over the last 12 months considering the see-saw environment for bonds during that time. At the beginning of the Fund's fiscal year in September 1995, the bond market was in the midst of a strong rally due to slow economic growth, muted inflation and falling interest rates. While municipals performed well in that time, they lagged their taxable brethren as various flat-tax proposals created headlines. But starting in early 1996, bond prices pulled back and yields rose as signs emerged of an economy growing faster than had been expected. That sparked fears of inflation, a bondholder's nemesis because of its corrosive effect on a bond's income stream. While inflation hasn't surfaced to date, the numbers through August portrayed an economy growing at a healthy clip. That kept the bond market concerned about the specter of inflation through the Fund's year end.

"Municipal
bonds
performed
well over
the last 12
months..."

A 2" x 3 3/4" photo of Fund management team. Caption reads: "Dianne Sales-Singer (seated) and Fund management team members (l-r); Mike Roye, Holly Morris and Frank Lucibella".

Even with the upward pressure on rates this year, municipal bonds felt the impact to a lesser degree than taxable bonds and outperformed Treasuries in the second half of the Fund's fiscal year. That's because municipals began the year with prices that were relatively cheap compared to Treasuries because of earlier flat-tax fears. Those fears dissipated in early 1996 and investors began to realize municipals' value. In addition, municipal bonds were boosted by a growing imbalance between supply and demand. There was a limited supply of new municipal bonds in the last six months, while demand remained constant, if not growing.



Pie chart with the heading "Portfolio Diversification" at top of left hand column. The chart is divided into 9 sections. Going from top left to right; Other 5%; General Obligation 14%; Industrial Revenue 10%; Education 18%; Electric 9%; Health 17%; Housing 9%; Transportation 8%; Water & Sewer 10%. Footnote below states "As a percentage of net assets on August 31, 1996"

"...our focus
has been on
maintaining
and improving
the Fund's
competitive
yield."

Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers." The first listing is Premium coupon bonds followed by an up arrow and the phrase "Lower interest rate sensitivity". The second listing is Non-callable/good-call bonds followed by an up arrow and the phrase "Scarce supply boosts value." The third listing is Electric utilities followed by a down arrow and the phrase "Increased competition/deregulation". A footnote below states "See 'Schedule of Investments.' Investment holdings are subject to change."

Performance review

For the 12 months ended August 31, 1996, John Hancock Massachusetts Tax-Free Income posted a total return of 4.78% at net asset value, compared to the 4.92% total return for the average Massachusetts municipal bond fund, according to Lipper Analytical Services.1 The Fund's sizable stake in premium coupon bonds (which provide a higher coupon income and therefore less price volatility) caused the Fund to lag its peers when interest rates were falling and prices on more interest-rate sensitive bonds rose more rapidly. This year, however, these holdings have helped the Fund when rates backed up. In fact, from the beginning of the year through the end of August, the Fund has outperformed its peers in terms of total return and distribution income.

Focus on income

In 1996, our focus has been on maintaining and improving the Fund's competitive yield. As shareholders know, a bond fund's total return is made up of two components: income and changes in share price, which reflect changes in individual bonds within the Fund. As we had anticipated, coupon income has become a more significant contributor to total return this year than rising bond prices. Our premium bonds figure in here as they provide a stable income base. What's more, we have maintained this income level without taking on a high degree of credit risk. The Fund's average credit rating remains A1.

We also worked on further extending the Fund's call protection to its current eight-year average as a way of providing greater income stability. Bond issuers often maintain the right to redeem a bond prior to its maturity, which may force bondholders to reinvest those proceeds at much lower yields. Call protection refers to the length of time during which a security cannot be redeemed by the issuer. The Fund also owns bonds that are non-callable, which means they can't be redeemed before their scheduled maturity date. By ensuring a high degree of call protection, we have minimized our reinvestment risk, and with the decline in bond supply, those with greater levels of call protection have become more scarce and more valuable.



Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended August 31, 1996." The chart is scaled in increments of 5% from bottom to top, with 5% at the top and 0% at the bottom. Within the chart there are two solid bars. The first represents the 4.78% total return for the John Hancock Massachusetts Tax-Free Income Fund. The second represents the 4.92% total return for the average Massachusetts muni bond fund. A footnote below reads: "The total return for John Hancock Massachusetts Tax-Free Income Fund is at net asset value with all distributions reinvested. The average Massachusetts municipal bond fund is tracked by Lipper Analytical Services. (1) See following two pages for historical performance information."

Utilities update

Over the past year, Massachusetts has continued on its slow-but-stable economic growth pattern, while governmental revenues and expenditures continue to be managed in a satisfactory manner. One ongoing credit development has occurred in the utility sector. As we discussed in our last report, the move toward deregulation in the utilities industry and the prospects of greater competition have caused rating agencies to be more focused than ever on updating utilities' credit ratings based on this new competitive landscape. As part of this review, one of our holdings, the Massachusetts Municipal Wholesale Electric Company (MMWEC), was downgraded. While we had anticipated the downgrade, we chose to retain our holdings for several reasons. First, we initially purchased these bonds at a time of higher overall interest rates, and we would have been unable to replace their income stream with bonds of comparable yield. Second, all of our MMWEC bonds are premium coupon bonds with generally shorter duration. Duration measures how sensitive a bond's price is to changes in interest rates. The shorter the bond, the less its price moves with changes in interest rates. Given their positioning on the shorter end of the yield curve, their prices were less impacted by the downgrade. Therefore, even with the downgrade, the value of our holdings has remained stable. Overall, our exposure to the utilities sector remains quite light. But with all the change afoot in the electric utility sector, we're keeping our eyes open for new investment opportunities.

"We remain
optimistic
about
municipal
bonds..."

What's ahead

In the short term, we believe the bond market will continue to be volatile as long as signs of a strengthening economy fuel inflation fears and the market waits for the Federal Reserve to raise interest rates to keep inflation in check. Such a Fed move would help slow the economy and eventually lead to lower rates. But until that time, we will continue to stay on the defensive, keeping the Fund's duration in a fairly neutral position, which is shorter than it had been in 1995. As for municipal bonds, we remain optimistic about their prospects because the supply continues to diminish, especially in Massachusetts, while demand remains healthy. With such strong fundamentals in place, we believe that municipal bonds in general, and Massachusetts municipals in particular, continue to represent attractive values.

--------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Massachusetts Tax-
Free Income Fund. Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 4.5% for Fund shares. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.
Please note that a portion of the Fund's income may be distributed to shareholders as taxable income. Some investors may be subject to the Alternative Minimum Tax. Also note that capital gains are taxable when distributed to shareholders.

CUMULATIVE TOTAL RETURNS

For the period ended June 30, 1996

                                  ONE         FIVE     LIFE OF
                                 YEAR        YEARS       FUND
                              ----------  ---------  -----------
John Hancock Massachusetts
Tax-Free Income Fund             1.12%      37.66%     93.45%(1)


AVERAGE ANNUAL TOTAL RETURNS

For the period ended June 30, 1996

                                  ONE         FIVE     LIFE OF
                                 YEAR        YEARS       FUND
                              ----------  ---------  -----------
John Hancock Massachusetts
Tax-Free Income Fund (2)         1.12%       6.60%      7.76%(1)
As of August 31, 1996


YIELDS
                                           SEC 30-DAY
                                             YIELD
                                         -------------
John Hancock Massachusetts
Tax-Free Income Fund                         5.08%

Notes to Performance

(1) Operations commenced on September 3, 1987.

(2) The Advisor voluntarily waived a portion of the management fee and reduced a portion of the custodian fees during the period. Without the waiver of expenses, the average annual total return for the one-year, five-year, and since inception periods would have been 0.67%, 5.87%, and 6.75%, respectively.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The chart on the right shows how much a $10,000 investment in the John Hancock Massachusetts Tax-Free Income Fund would be worth on
August 31, 1996, assuming you invested on the day the shares started and have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Municipal Bond
Index -- an unmanaged index that includes approximately 15,000 bonds and is commonly used as a measure of bond performance. Please remember that a portion of the distributions for this Fund may be taxable, and some investors may be subject to the alternative minimum tax.

Massachusetts Tax-Free Income Fund

Line chart with the heading Massachusetts Tax-Free Income Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Lehman Brothers Municipal Bond Index and is equal to $20,966 as of August 31, 1996. The second line represents the value of the hypothetical $10,000 investment made in the Massachusetts Tax-Free Income Fund on September 3, 1987, before sales charge, and is equal to $20,432 as of August 31, 1996. The third line represents the Massachusetts Tax-Free Income Fund after sales charge and is equal to $19,515 as of August 31, 1996.




John Hancock Funds - Massachusetts Tax-Free Income Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on August 31, 1996. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
August 31, 1996
-----------------------------------------------------------------------
Assets:
Investments at value - Note C:
Tax-exempt long-term bonds
(cost - $52,628,922)                                        $54,016,028
Options (cost - $576)                                               250
                                                            -----------
                                                             54,016,278
Cash                                                            377,765
Receivable for shares sold                                        4,103
Interest receivable                                             833,086
Receivable for investments sold                                      49
Other assets                                                      2,011
                                                            -----------
Total Assets                                                 55,233,292
-----------------------------------------------------------------------
Liabilities:
Dividend payable                                                  8,532
Payable for investments purchased                                   576
Payable to John Hancock Advisers, Inc. and
affiliates - Note B                                              16,616
Accounts payable and accrued expenses                            38,806
                                                            -----------
Total Liabilities                                                64,530
-----------------------------------------------------------------------
Net Assets:
Capital paid-in                                              54,394,914
Accumulated net realized loss on investments and
financial futures contracts                                    (618,275)
Net unrealized appreciation of investments                    1,386,978
Undistributed net investment income                               5,145
                                                            -----------
Net Assets                                                  $55,168,762
=======================================================================

Net Asset Value Per Share:
(Based on 4,731,610 shares of
beneficial interest outstanding - unlimited
number of shares authorized with no par value)                   $11.66
=======================================================================

Maximum Offering Price  Per Share*
($11.66 x 104.71%)                                               $12.21
=======================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to financial statements.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year Ended August 31, 1996
-----------------------------------------------------------------------
Investment Income:
Interest                                                     $3,485,882
                                                            -----------
Expenses:
Investment management fee - Note B                              279,114
Distribution/service fee - Note B                               167,468
Transfer agent fee - Note B                                      66,046
Custodian fee                                                    54,348
Printing                                                         27,920
Auditing fee                                                     21,030
Registration and filing fees                                     14,036
Legal fees                                                       12,769
Financial services fee - Note B                                   6,958
Trustees' fees                                                    5,079
Miscellaneous                                                     3,892
Less Management Fee Reduction - Note B                         (240,050)
                                                            -----------
Total Expenses                                                  418,610
-----------------------------------------------------------------------
Less Expense Reductions -
Note B                                                          (27,418)
-----------------------------------------------------------------------
Net Expenses                                                    391,192
-----------------------------------------------------------------------
Net Investment Income                                         3,094,690
-----------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on
Investments and Financial Futures Contracts:
Net realized gain on investments sold                           140,617
Net realized loss on financial futures contracts                (61,504)
Change in net unrealized appreciation/depreciation
of investments                                                 (573,560)
                                                            -----------
Net Realized and Unrealized
Loss on Investments and
Financial Futures Contracts                                    (494,447)
-----------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                    $2,600,243
=======================================================================

See notes to financial statements.





Statement of Changes in Net Assets

                                                                                           YEAR ENDED AUGUST 31,
                                                                                       --------------------------
                                                                                          1995           1996
                                                                                       -----------    -----------
Increase (Decrease) In Net Assets:
From Operations:
Net investment income                                                                   $3,013,894     $3,094,690
Net realized gain (loss) on investments sold and
financial futures contracts                                                               (434,124)        79,113
Change in net unrealized appreciation/depreciation
of investments and financial futures contracts                                           1,302,047       (573,560)
                                                                                       -----------    -----------
Net Increase in Net Assets Resulting from
Operations                                                                               3,881,817      2,600,243
                                                                                       -----------    -----------
Distributions to Shareholders:
Dividends from net investment income ($0.6469
and $0.6543 per share, respectively)                                                    (3,013,894)    (3,094,690)
                                                                                       -----------    -----------
From Fund Share Transactions - Net*                                                       (574,665)     1,247,514
                                                                                       -----------    -----------
Net Assets:
Beginning of period                                                                     54,122,437     54,415,695
                                                                                       -----------    -----------
End of period (including undistributed net
investment income of $1,994 and $5,145,
respectively)                                                                          $54,415,695    $55,168,762
                                                                                       ===========    ===========

* Analysis of Fund Share Transactions:
                                                                           YEAR ENDED AUGUST 31,
                                                         --------------------------------------------------------
                                                                    1995                          1996
                                                         --------------------------    --------------------------
                                                          SHARES         AMOUNT         SHARES         AMOUNT
                                                         -----------    -----------    -----------    -----------
Shares sold                                                  595,309     $6,835,830        664,442     $7,865,907
Shares issued to shareholders in reinvestment
of distributions                                             186,027      2,120,129        175,838      2,080,462
                                                         -----------    -----------    -----------    -----------
                                                             781,336      8,955,959        840,280      9,946,369
Less shares repurchased                                     (836,966)    (9,530,624)      (736,253)    (8,698,855)
                                                         -----------    -----------    -----------    -----------
Net increase (decrease)                                      (55,630)     ($574,665)       104,027     $1,247,514
                                                         ===========    ===========    ===========    ===========

The Statement of Changes in Net Assets shows how the value of net assets of the Fund has changed since the end of the previous period. The difference reflects net investment income, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnotes illustrate the number of Fund shares sold, reinvested and redeemed during the last two periods, along with the per share amount of distributions made to shareholders of the Fund for the period indicated.

See notes to financial statements.





Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

                                                                       YEAR ENDED AUGUST 31,
                                                 ---------------------------------------------------------------
                                                   1992          1993          1994          1995          1996
                                                 -------       -------       -------       -------       -------
Per Share Operating Performance
Net Asset Value, Beginning of Period              $11.15        $11.75        $12.43        $11.56        $11.76
                                                 -------       -------       -------       -------       -------
Net Investment Income                               0.71          0.67          0.63          0.65          0.65
Net Realized and Unrealized Gain (Loss)
on Investments and
Financial Futures Contracts                         0.60          0.82         (0.75)         0.20         (0.10)
                                                 -------       -------       -------       -------       -------
Total from Investment Operations                    1.31          1.49         (0.12)         0.85          0.55
                                                 -------       -------       -------       -------       -------
Less Distributions:
Dividends from Net Investment Income               (0.71)        (0.67)        (0.63)        (0.65)        (0.65)
Distributions from Net Realized Gain on
Investments Sold                                     --          (0.14)        (0.12)          --            --
                                                 -------       -------       -------       -------       -------
Total Distributions                                (0.71)        (0.81)        (0.75)        (0.65)        (0.65)
                                                 -------       -------       -------       -------       -------
Net Asset Value, End of Period                    $11.75        $12.43        $11.56        $11.76        $11.66
                                                 =======       =======       =======       =======       =======

Total Investment Return at Net Asset
Value (2)                                          12.11%        13.29%       (0.97%)         7.66%         4.78%
Total Adjusted Investment Return at
Net Asset Value (2)(3)                             10.93%        12.38%       (1.50%)         7.21%         4.30%

Ratios and Supplemental Data
Net Assets, End of Period (000's omitted)        $29,113       $50,019       $54,122       $54,416       $55,169
Ratio of Expenses to Average Net Assets             0.60%         0.67%         0.70%         0.70%         0.75%(4)
Ratio of Adjusted Expenses to Average Net
Assets (1)                                          1.78%         1.58%         1.23%         1.15%         1.18%
Ratio of Net Investment Income to Average
Net Assets                                          6.18%         5.61%         5.28%         5.67%         5.53%
Ratio of Adjusted Net Investment Income
to Average Net Assets (1)                           5.00%         4.70%         4.75%         5.22%         5.05%
Portfolio Turnover Rate                               56%           79%           29%           24%           36%
Expense and Fee Reduction Per Share                $0.14         $0.11         $0.06         $0.05         $0.06

(1) Unreimbursed without fee reduction.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(4) For the year ended August 31, 1996, the Ratio of Expenses to Average Net Assets
    for the fund excludes the effect of balance credits described in Note B. If these expense reductions were included, the Ratio of Expenses to Average Net Assets would be 0.70%.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





Schedule of Investments
August 31,1996
------------------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by Massachusetts Tax-Free Income Fund on
August 31, 1996. It has one main category: tax-exempt long-term bonds. The tax-exempt bonds are further broken down by state. Under each state is a list of the securities owned by the Fund.

                                                                                PAR VALUE                    YIELD
                                           INTEREST     MATURITY          S&P      (000'S         MARKET        AT
STATE, ISSUER, DESCRIPTION                     RATE         DATE     RATING**    OMITTED)          VALUE    MARKET+
----------------------------              ---------- -----------     --------------------    ----------- ---------
TAX-EXEMPT LONG-TERM BONDS
Massachusetts (87.35%)
Boston City Industrial Development
Financing Auth,
Sewage Facil Rev 1991 Ser Harbor
Elec Energy Co Proj                           7.375%     05/15/01    BBB             $250       $266,577      6.92%
Boston Water and Sewer Commission,
Gen Rev 1991 Ser A Sr Ser                     7.000      11/01/18    AAA              500        560,055      6.25
Gen Rev 1992 Ser A Sr Ser                     5.750      11/01/13    A                500        496,830      5.79
Boston, City of,
GO 1990 Ser A                                 7.375      02/01/10    A+               350        386,428      6.68
GO 1991 Ser A MBIA                            6.750      07/01/11    AAA              350        386,277      6.12
GO 1992 Ser A AMBAC                           6.500      07/01/12    AAA              500        536,585      6.06
Rev Boston City Hosp FHA-Ins Mtg
Ser A                                         7.625      02/15/21    Aaa*             500        561,730      6.79
Brockton, City of,
State Qualified Municipal Purpose
Ln of 1993                                    6.125      06/15/18    A-             2,000      2,009,900      6.09
Holyoke, City of,
GO School Proj Ln Act of 1948                 7.650      08/01/09    Baa*           1,000      1,103,170      6.93
Massachusetts Bay Transportation
Auth,
Gen Trans Sys Rev Ref 1994 Ser A              7.000      03/01/14    A+             1,000      1,141,580      6.13
Ref Gen Trans Sys 1992 Ser B                  5.500      03/01/21    AAA              700        654,521      5.88
Massachusetts Educational Financing
Auth,
Ed Ln Rev Iss D Ser 1991A                     7.250      01/01/09    AAA              480        513,216      6.78
Massachusetts Health and Educational
Facilities Auth,
Rev Anna Jaques Hosp Iss Ser B                6.875      10/01/12    Baa1*          1,250      1,267,513      6.78
Rev Bentley College Iss Ser H                 6.875      07/01/12    AAA              250        274,285      6.27
Rev Boston College Iss Ser J                  6.625      07/01/21    AAA            1,000      1,070,870      6.19
Rev Charlton Memorial Hosp Iss Ser B          7.250      07/01/13    A              2,250      2,377,192      6.86
Rev Community Colleges Prog Iss Ser A         6.600      10/01/22    AAA              250        265,730      6.21
Rev Dana-Farber Cancer Institute Ser G-1      6.250      12/01/22    A                500        501,545      6.23
Rev Lowell Gen Hosp Iss Ser A                 8.400      06/01/11    A-*              600        650,958      7.74
Rev Melrose-Wakefield Hosp Iss Ser B          6.350      07/01/06    A-               500        514,855      6.17
Rev New England Baptist Hosp Iss Ser B        7.350      07/01/17    BBB+             250        258,390      7.11
Rev New England Deaconess Hosp Iss Ser D      6.875      04/01/22    A              2,210      2,309,892      6.58
Rev Northeastern Univ Iss Ser E               6.550      10/01/22    AAA            1,000      1,077,170      6.08
Rev Ref Worcester Polytechnic Institute
Iss Ser E                                     6.625      09/01/17    A+               250        263,875      6.28
Rev Reg Inverse Floater Ser 1993             7.500#      08/15/23    AAA              500        465,625      8.05
Rev Saint Elizabeth's Hosp of Boston Iss
Ser B FHA-Ins Proj                            7.750      08/01/27    AA               350        368,606      7.36
Rev Smith College Iss Ser D                   5.750      07/01/24    AA-              560        538,922      5.97
Massachusetts (continued)
Rev Tufts Univ Iss Ser C Preref               7.400      08/01/18    Aaa*             430        462,925      6.87
Rev Tufts Univ Iss Ser C Unref Bal            7.400      08/01/18    A+                90         96,034      6.94
Rev Wellesley College Ser D                   5.375      07/01/19    AA+            1,000        933,330      5.76
Massachusetts Housing Finance Agency,
Rev Insured Rental Hsg 1994 Ser A             6.600      07/01/14    AAA            1,100      1,127,038      6.44
Rev Residential Devel FNMA Coll Ser C         6.875      11/15/11    AAA            2,000      2,100,220      6.55
Rev Residential Devel FNMA Coll Ser D         6.800      11/15/12    AAA              500        522,770      6.50
Single Family Hsg Rev Ser 5                   8.375      06/01/15    A+                50         52,105      8.04
Single Family Hsg Rev Ser 7                   8.400      12/01/16    A+               100        104,192      8.06
Single Family Hsg Rev Ser 7                   8.100      06/01/20    A+                80         83,264      7.78
Single Family Hsg Rev Ser 9                   8.100      12/01/21    A+               100        103,451      7.83
Single Family Hsg Rev Ser 13                  7.950      06/01/23    A+               190        199,696      7.56
Single Family Hsg Rev Ser 16                  7.900      06/01/14    A+                90         95,098      7.48
Single Family Hsg Rev Ser 18                  7.350      12/01/16    A+               550        580,058      6.97
Massachusetts Industrial Finance Agency,
Resource Recovery Rev Ref Ser
1993 A Mass Refusetech Inc Proj               6.300      07/01/05    BBB            1,825      1,881,502      6.11
Rev Assumption College Iss 1996               6.000      07/01/26    AAA            1,000        964,970      6.22
Rev Ref Emerson College Iss Ser 1991A         8.900      01/01/18    BBB-*            250        276,407      8.05
Rev Ref Holy Cross College Iss 1996           5.500      03/01/20    AAA            1,000        945,850      5.81
Rev Ref Holy Cross College Iss II
Ser 1992                                      6.375      11/01/15    A+               500        549,750      5.80
Rev Ser C Glenmeadow Retirement
Community                                     8.375      02/15/18    BB+*           1,000        971,700      8.62
Rev Wtr Treatment American Hingham Proj       6.900      12/01/29    BBB            1,310      1,314,375      6.88
Rev Wtr Treatment American Hingham Proj       6.750      12/01/20    BBB            2,000      2,006,760      6.73
Massachusetts Municipal Wholesale
Electric Co, Pwr Supply Sys Rev 1992
Ser B A Pub Corp of the
Commonwealth of Mass                          6.750      07/01/05    BBB+             500        544,890      6.19
Pwr Supply Sys Rev 1992 Ser B A Pub
Corp of the Commonwealth of Mass              6.750      07/01/06    BBB+           1,500      1,630,710      6.21
Pwr Supply Sys Rev 1992 Ser B A Pub
Corp of the Commonwealth of Mass              6.750      07/01/17    BBB+             400        416,972      6.48
Pwr Supply Sys Rev 1992 Ser C A Pub
Corp of the Commonwealth of Mass              6.625      07/01/10    AAA            1,000      1,079,890      6.13
Pwr Supply Sys Rev 1993 Reg Inverse
Floater                                      7.020#      07/01/18    AAA            1,300      1,105,000      8.26
Massachusetts Port Auth,
Rev Ref Ser 1992 A                            6.000      07/01/23    AA-            1,370      1,339,504      6.14
Massachusetts Water Resource Auth,
Gen Rev Ref 1993 Ser B                        5.500      03/01/17    A                400        377,036      5.83
Gen Rev Ref 1993 Ser B                        5.000      03/01/22    A                360        312,862      5.75
Gen Rev Ref 1993 Ser C                        4.750      12/01/23    A              1,000        829,690      5.73
Gen Rev Ref 1995 Ser B                        4.750      12/01/21    AAA            1,000        845,260      5.62
Massachusetts, the Commonwealth of,
GO Consol Ln of 1991 Ser D                    6.875      07/01/10    A+             1,500      1,663,500      6.20
Nantucket, Town of,
GO Municipal Purpose Ln of 1991               6.800      12/01/11    A                450        487,818      6.27
Plymouth, County of,
Cert of Part Ser A Plymouth County
Correctional Facil Proj                       7.000      04/01/22    A-               750        824,805      6.37
Springfield, City of,
GO School Proj Ln Act of 1992 Ser B           7.100      09/01/11    Baa*             500        536,230      6.62
                                                                                             -----------
                                                                                              48,187,959
                                                                                             -----------
Puerto Rico (10.56%)
Puerto Rico Aqueduct and Sewer Auth,
Ref Pars & Inflos Ser 1995 Gtd by the
Commonwealth of Puerto Rico                  8.220#      07/01/11    AAA            2,000      2,167,500      7.58
Puerto Rico Highway and
Transportation Auth, Highway Rev Cap
Rites Ser Y                                   6.250      07/01/14    A              1,000      1,047,230      5.97
Puerto Rico Infrastructure
Financing Auth,
Spec Tax Rev Ser 1988A                        7.750      07/01/08    BBB+             450        483,669      7.21
Puerto Rico, Commonwealth of, GO Pub
Imp Inverse Rate Securities Ser 1996         8.070#      07/01/11    AAA            1,000      1,083,750      7.45
GO Pub Imp Unltd Ref Ser 1994                 6.400      07/01/11    A              1,000      1,045,920      6.12
                                                                                             -----------
                                                                                               5,828,069
                                                                                             -----------
         TOTAL TAX-EXEMPT LONG-TERM BONDS
                       (Cost $52,628,922)                                         (97.91%)   $54,016,028
                                                                                  =======    ===========



                                                                       NUMBER
                                                                           OF  EXPIRATION         MARKET
                                                                     CONTRACTS       DATE          VALUE
                                                                     --------  ----------    -----------
OPTIONS (0.00%)
U.S. Treasury Bond Option 112 USV6C                                         8      9/21/96           250
                                                                                             -----------
                            TOTAL OPTIONS
                              (Cost $576)                                           (0.00%)          250
                                                                                  -------    -----------
                        TOTAL INVESTMENTS                                         (97.91%)   $54,016,278
                                                                                  =======    ===========

*  Credit ratings are rated by Moody's Investors Services, Fitch or John Hancock
   Advisers, Inc. where Standard & Poors ratings are not available.
** Credit ratings are unaudited.
+  The yield is not calculated in accordance with guidelines established by the U.S.
   Securities Exchange Commission and is unaudited. Zero coupon yields are at yield to maturity.
#  Represents rate in effect on August 31, 1996.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





Portfolio Concentration
August 31, 1996 (Unaudited)
-----------------------------------------------------------------------------------------

The Massachusetts Tax-Free Income Fund invests primarily in securities issued by the state of Massachusetts and its various political subdivisions. The performance of the Fund is closely tied to economic conditions within the state and the financial condition of the state and its agencies and municipalities. The concentration of investments by states and credit ratings for individual securities held by the Fund are shown in the schedule of investments.
In addition, the concentration of investments can be aggregated by various sector categories.

The table below shows the percentages of the Fund's investments at August 31, 1996 assigned to the various sector categories.

                                                 MARKET VALUE AS A PERCENTAGE
SECTOR DISTRIBUTIONS                               OF THE FUND'S NET ASSETS
-----------------------------------------------------------------------------------------
General Obligation                                          13.86%
Revenue Bonds - Certificate of Participation                 1.50
Revenue Bonds - Education                                   17.77
Revenue Bonds - Electric Power                               8.66
Revenue Bonds - Health                                      16.71
Revenue Bonds - Housing                                      9.01
Revenue Bonds - Industrial Development Bond                  9.91
Revenue Bonds - Other                                        2.78
Revenue Bonds - Transportation                               7.58
Revenue Bonds - Water & Sewer                               10.13
                                                       ----------
     TOTAL TAX-EXEMPT LONG-TERM BONDS                       97.91%
                                                       ==========

See notes to financial statements.





NOTES TO FINANCIAL STATEMENTS

John Hancock Funds - Massachusetts Tax-Free Income Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock Massachusetts Tax-Free Income Fund (the "Fund") is a diversified open-end management investment company, registered under the Investment Company Act of 1940. The Fund is organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts. Prior to July 1, 1996 the Fund was known as the John Hancock Tax-Exempt Series Fund --Massachusetts Portfolio. The investment objective of the Fund is to provide as high a level of current income exempt from both federal income taxes and Massachusetts personal income taxes as is consistent with preservation of capital.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $567,282 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows: August 31, 2002 -
- $2,465, August 31, 2003 -- $396,511 and August 31, 2004 --
$168,306.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. The Fund records dividends from net investment income daily and distributes monthly.

PREMIUM AND DISCOUNT For tax-exempt issues, the Fund amortizes the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or to next call date, if applicable. The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code. The Fund records market discount on bonds purchased after April 30, 1993 at time of disposition.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results may differ from these estimates.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin", equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange. Subsequent payments, known as "variation margin", to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market", will be recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

At August 31, 1996 there were no open positions in financial futures contracts.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

There were no written option transactions for the period ended
August 31, 1996.

NOTE B --
MANAGEMENT FEE, AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.500% of the first $250,000,000 of the Fund's average daily net asset value,
(b) 0.450% of the next $250,000,000, (c) 0.425% of the next
$500,000,000, (d) 0.400% of the next $250,000,000 and (e) 0.300% of the Fund's average daily net asset value in excess of $1,250,000,000.

In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares, the fee payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000, and 1.5% of the remaining average daily net asset value.

The Adviser has voluntarily agreed to limit the Fund's expenses further to the extent required to prevent expenses from exceeding 0.70% of the Fund's average daily net asset value, exclusive of certain expenses prescribed by state law. Accordingly, for the period ended August 31, 1996, the reduction in the Adviser's fee collectively with any additional amounts not borne by the Fund by virtue of the expense limit for the Fund amounted to $240,050. This waiver may be discontinued at any time.

The Fund has an agreement with its custodian bank under which $27,418 of custodian fees have been reduced by balance credits applied during the period ended August 31, 1996. If the Fund had not entered into this agreement the assets not invested, on which these balance credits were earned, could have produced taxable income.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended August 31, 1996, net sales charges received with regard to sales of shares amounted to $219,862. Out of this amount, $25,097 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $46,061 was paid as sales commissions to unrelated broker-dealers and $148,704 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment
Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of average daily net assets, to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. The Fund pays Investor Services a fee based on the number of shareholder accounts and certain out-of-pocket expenses.

On March 5, 1996, the Board of Trustees approved retroactively to
January 1, 1996, an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for 1996 is estimated to be at an annual rate of 0.01875% of the average net assets of each Fund.

Mr. Edward J. Boudreau, Jr., Mr. Richard S. Scipione, and Ms. Anne
C. Hodsdon are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At August 31, 1996 the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $198.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended August 31, 1996, aggregated $21,506,666 and $19,865,207, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended August 31, 1996.

The cost of investments owned at August 31, 1996 for federal income tax purposes was $52,629,498. Gross unrealized appreciation and depreciation of investments aggregated $2,100,613 and $713,833 respectively, resulting in net unrealized appreciation of $1,386,780.

NOTE D --
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended August 31, 1996, the Fund has reclassified amounts to reflect an increase in accumulated net investment income and accumulated net realized loss on investments of $3,151. This represents the cumulative amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of August
31, 1996. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.



REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of John Hancock Massachusetts Tax-Free Income Fund, formerly John Hancock Tax Exempt Series Fund -
Massachusetts Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for Moody's and Standard & Poor's ratings and yields at market), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Massachusetts Tax-Free Income Fund (the "Fund"), formerly John Hancock Tax Exempt Series Fund -- Massachusetts Portfolio, at August 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which includes confirmation of securities owned at August 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts

October 9, 1996

TAX INFORMATION NOTICE (UNAUDITED)

For Federal Income Tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended August 31, 1996.

None of the 1996 income dividends qualify for the corporate dividends received deduction. Shareholders, who are not subject to the alternative minimum tax, received income dividends which are 99.68% tax-exempt. The percentage of income dividends from the Fund subject to the alternative minimum tax is 14.62%.

None of the income dividends were derived from U.S. Treasury Bills.

For specific information on exception provisions in your state, consult your local state tax office or your tax adviser.

Shareholders will receive a 1996 U.S. Treasury Department Form 1099-DIV in January, 1997.



SHAREHOLDER MEETING (UNAUDITED)

On June 26, 1996, a special meeting of John Hancock Massachusetts
Tax-Free Income Fund, formerly John Hancock Tax-Exempt Series Fund - Massachusetts Portfolio (the "Fund") was held.

Shareholders approved an Amended and Restated Declaration of Trust. The shareholder votes tallied were 2,572,224 FOR, 42,012 AGAINST and 159,096 ABSTAINING.

The shareholders next approved a new investment management contract between John Hancock Advisers, Inc. and the Fund to conform it to the investment management contracts of other funds in the John Hancock fund complex. The shareholder votes tallied were 2,575,671 FOR, 57,398 AGAINST and 144,918 ABSTAINING.

Next, the shareholders approved an amendment to redesignate as nonfundamental the Fund's investment objective, certain investment policies and certain investment restrictions. The shareholder votes tallied were 7,513,326 FOR, 272,784 AGAINST and 533,886 ABSTAINING.

In addition the shareholders voted to approve an amendment to the Fund's fundamental investment restriction regarding senior securities to allow multiple classes of shares and transactions in options and futures contracts. The shareholder votes tallied were 2,512,868 FOR, 95,706 AGAINST and 164,758 ABSTAINING.

The shareholders also voted to approve amendments to the Fund's fundamental investment restrictions regarding: (i) borrowing, (ii) lending portfolio securities and (iii) transactions in commodities and commodity contracts. The shareholder votes tallied were (i) 2,488,511 FOR, 125,993 AGAINST and 158,828 ABSTAINING, (ii)
2,457,409 FOR, 140,335 AGAINST and 175,588 ABSTAINING and (iii) 2,494,577 FOR, 105,512 AGAINST and 173,242 ABSTAINING.

Lastly, the following trustees were elected to serve until their respective successors shall become duly elected and qualified, with the votes tabulated as indicated:

NAME OF  TRUSTEE                 FOR         WITHHELD
----------------             ---------    ------------
Dennis S. Arnowitz           2,835,745       29,012
Edward J. Boudreau, Jr.      2,829,520       35,237
Richard P. Chapman, Jr.      2,837,279       27,478
William J. Cosgrove          2,837,433       27,324
Douglas M. Costle            2,837,433       27,324
Leland O. Erdahl             2,837,433       27,324
Richard A. Farrell           2,837,433       27,324
Gail D. Fosler               2,833,151       31,606
William F. Glavin            2,835,585       29,172
Anne C. Hodsdon              2,829,760       34,997
Dr. John A. Moore            2,835,899       28,858
Patti McGill Peterson        2,835,585       29,172
John W. Pratt                2,837,433       27,324
Richard S. Scipione          2,832,796       31,961
Edward J. Spellman           2,837,433       27,324



NOTES

John Hancock Funds - Massachusetts Tax-Free Income Fund

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NOTES

John Hancock Funds - Massachusetts Tax-Free Income Fund

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NOTES

John Hancock Funds - Massachusetts Tax-Free Income Fund

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